UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): March 1, 2022
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 1, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Stem, Inc. (the “Company”) approved the following long-term incentive (“LTI”) equity awards for the Company’s named executive officers (“NEOs”), other than the Chief Executive Officer (the “CEO”). Upon the recommendation of the Committee, the independent directors of the Board approved the LTI award to our CEO as set forth below.

Name and Title	Total Equity Award	Restricted Stock Units(1)	Options(2)
John Carrington (CEO)	$2,000,000	$1,000,000	$1,000,000
William Bush (CFO)	$1,750,000	$875,000	$875,000
Larsh Johnson (CTO)	$1,250,000	$625,000	$625,000
(1) The time-based restricted stock unit (“RSU”) awards will vest in four equal annual installments, subject to continued employment with the Company as of each vesting date. The number of shares underlying the RSUs was determined by dividing the aggregate value by the closing stock price on the date of grant.
(2) The stock option awards will vest in four equal annual installments, , subject to continued employment with the Company as of each vesting date. The number of options was determined by dividing the aggregate value by the adjusted fair value using Black-Scholes methodology in accordance with ASC Topic 718. The exercise price of the options is the closing stock price on the date of grant.
The RSUs and options were granted pursuant to, and in accordance with, the terms and conditions of the Company's 2021 Equity Incentive Plan, and the forms of RSU Agreement and Option Agreements previously filed with the SEC.
Also, the Committee increased Mr. Bush’s annual base salary to $425,000, and Mr. Johnson’s annual base salary to $375,000. Upon the recommendation of the Committee, the independent directors of the Board approved an increase of Mr. Carrington’s annual base salary to $550,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: March 3, 2022	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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